UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2009 (April 14, 2009)

QNECTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

______________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On April 14, 2009, Mr. Reto Largo tendered his resignation as a member of the Board of Directors of Qnective, Inc. (the “Corporation”) and of any committees thereof, effective as of the close of business on April 14, 2009.  Mr. Largo’s resignation is not the result of any disagreement with the Corporation’s management on any matter relating to the Corporation’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009	QNECTIVE, INC.

	By:	/s/ Françoise Lanter
Françoise Lanter
Chief Financial Officer